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                                  EXHIBIT 23.1

                                 CORBIN & WERTZ

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO MTR GAMING GROUP, INC.

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 27, 1998 included in the Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                   /s/ Corbin & Wertz
                                                   ------------------
                                                   Corbin & Wertz
Irvine, California
December 5, 2000